Homestead Funds, Inc.

Supplement Dated January 27, 2009
To the Prospectus Dated May 1, 2008 (as amended on December 5, 2008)

This supplement revises certain information regarding the Daily Income Fund (the “Fund”) contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203.

In light of current economic and market conditions, and in an effort to maintain a positive net yield for the Fund, effective January 27, 2009, RE Advisers Corporation (“RE Advisers”) has implemented a voluntary fee waiver and expense reimbursement arrangement.  Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses incurred by the Fund so that the Fund’s annual operating expenses  do not exceed the rate of 0.50% of the Fund’s average daily net assets on an annualized basis.  This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Fund, may be revised, discontinued or re-continued at any time.

Accordingly, the following information replaces the fee and expense information with respect to the Fund provided in the “Annual Fund Operating Expenses” table on page 25 of the Prospectus:

Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.71%
Expenses waived by RE Advisers	0.00	%(f)
Net Expense	0.71%

In addition, footnote (f) to the “Annual Fund Operating Expenses” table on page 25 of the Prospectus is revised as follows”

(f)
Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Funds.  The contractual waiver is for a one-year period ending April 30, 2009.  At that time, the waiver may be renewed.  In addition, effective January 27, 2009, RE Advisors has voluntarily agreed to waive fees or reimburse expenses incurred by the Daily Income Fund so that the annual operating expenses of the Daily Income Fund do not exceed the rate of 0.50% of the Daily Income Fund’s average daily net assets on an annualized basis.  This voluntary arrangement may be revised, discontinued or re-continued at any time.

Homestead Funds, Inc.

Supplement Dated January 27, 2009
To the Statement of Additional Information Dated May 1, 2008 (as amended on December 5, 2008)

This supplement updates certain information regarding the Daily Income Fund contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203.

Effective January 27, 2009, RE Advisers Corporation (“RE Advisers”) has implemented a voluntary fee waiver and expense reimbursement arrangement with respect to the Daily Income Fund.  Accordingly, the following new paragraph is added following the first full paragraph after the second table on page 24 of the SAI:

Effective January 27, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement with respect to the Daily Income Fund.  Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses incurred by the Daily Income Fund so that the Daily Income Fund’s annual operating expenses do not exceed the rate of 0.50% of the Daily Income Fund’s average daily net assets on an annualized basis.[1]  This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.

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1 The voluntary waiver excludes interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Daily Income Fund’s business, and the fees and expenses associated with an investment in an investment company or a company that would be an investment company under the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.